UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/11/2010

Atlas Energy, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32169

Delaware	51-0404430
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Westpointe Corporate Center One
1550 Coraopolis Heights Road
Moon Township, PA 15108
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On March 11, 2010, following his confirmation by the United States Senate, Walter C. Jones announced his resignation from the Board of Directors of Atlas Energy, Inc. to serve as the United States Executive Director of the African Development Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Energy, Inc.

Date: March 12, 2010	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary